Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events

IPO

On April 2, 2020 and immediately prior to the effectiveness of the Company’s IPO, Zentalis Pharmaceuticals, LLC converted from a Delaware limited liability company into a Delaware corporation pursuant to a statutory conversion, and changed its name to Zentalis Pharmaceuticals, Inc. In order to consummate the corporate conversion, a certificate of conversion was filed with the Secretary of State of the State of Delaware. All of the outstanding units of Zentalis Pharmaceuticals, LLC converted into shares of common stock of Zentalis Pharmaceuticals, Inc. based upon the value of Zentalis Pharmaceuticals, Inc. at the time of the IPO with a value implied by the price of the shares of common stock sold in the IPO. No cash or fractional shares of common stock were issued in connection with the corporate conversion. Based on the IPO price of $18.00 per share of common stock, all of the outstanding units converted, into an aggregate of 25,288,854 shares of common stock (including 1,160,277 shares of restricted common stock).

In connection with the completion of the IPO, the board and stockholders approved the certificate of incorporation to provide for 250,000,000 authorized shares of common stock with a par value of $0.001 per share and 10,000,000 authorized shares of preferred stock with a par value of $0.001 per share.

On April 7, 2020, the Company completed an IPO in which the Company issued and sold 10,557,000 shares of common stock (including 1,377,000 shares of common stock in connection with the full exercise of the underwriters’ option to purchase additional shares) at a price of $18.00 per share. The Company’s aggregate gross proceeds from the sale of shares in the IPO, including the sale of shares pursuant to the full exercise of the underwriters’ option to purchase additional shares, was $190.0 million before fees and expenses of $17.6 million.

15. Subsequent Events

San Diego office expansion

In January 2020, we entered a lease for approximately 36,955 square feet of office and laboratory space in San Diego, California. The targeted lease commencement date is January 2021 and will continue for 120 months thereafter. The lease is subject to approximately 3% annual increases throughout the term of the lease. We also pay for various operating costs, including utilities and real property taxes. The agreement contains extension rights allowing us to extend the term of the lease for five years at the then market rate. The agreement does not contain an early termination provision.

The expected future minimum lease obligations under the agreement are as follows (in thousands):

Year-ending December 31,	Payment Amount
2021	$2,018
2022	2,078
2023	2,140
2024	2,205
2025	2,271
Thereafter	12,419

Total minimum lease payments:	$23,131

Series C Closing

In February 2020, we issued 867,194 additional units of Series C preferred units under the Series C Preferred Unit Purchase Agreement (the “Series C Agreement”). The units were issued for $17.50 per unit for gross proceeds of $15.2 million. The net proceeds of this financing were $14.2 million after issuance costs of $1.0 million.

We have evaluated subsequent events through the report date.